UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 14, 2009
GLOBAL CONSUMER ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-33803	26-0469120

(State or other jurisdiction of incorporation)	(Registration Number)	(IRS Employer Identification No.)

1370 Avenue of the Americas, 28th Floor, New York, New York	10019

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 445-7800
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
On July 13, 2009, Global Consumer Acquisition Corp., a Delaware corporation (“GCAC”) concurrently entered into (i) a Merger Agreement (the “1st Commerce Merger Agreement”), with WL Interim Bank, a Nevada corporation (“Merger Sub”), 1st Commerce Bank, a Nevada-chartered non-member bank (“1st Commerce Bank”), Capitol Development Bancorp Limited V, a Michigan corporation and Capitol Bancorp Limited, a Michigan corporation, which provides for the merger of Merger Sub with and into 1st Commerce Bank, with 1st Commerce Bank being the surviving entity and becoming GCAC’s wholly-owned subsidiary and (ii) an Asset Purchase Agreement (the “Colonial Asset Purchase Agreement”), with Colonial Bank, an Alabama banking corporation, and The Colonial BancGroup, Inc. a Delaware corporation. The transactions contemplated by the 1st Commerce Merger Agreement and the Colonial Asset Purchase Agreement are referred to herein as the “Acquisitions”. In connection with the Acquisitions, GCAC has initiated a process to become a bank holding company, which will enable it to participate in financial lines of business, and will rename itself Western Liberty Bancorp. Western Liberty Bancorp’s banking operations will be conducted through 1st Commerce Bank, which will be the surviving entity pursuant to the 1st Commerce Merger Agreement and will retain the 1st Commerce Bank name. Founded in 2006, 1st Commerce Bank is a Nevada bank and will continue to operate following the consummation of the Acquisitions. Upon the consummation of the Acquisitions, the combined entity will form a “new” Nevada financial institution with 22 banking branches, and approximately $477.0 million of gross loan assets, $320.0 million of transaction account deposits and $214.0 million in time deposits.
On August 14, 2009, GCAC released a press release in connection with the Acquisitions, a copy of which is attached as Exhibit 99.1 to this report.
The information furnished in Item 7.01 of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits
99.1	Press Release of Global Consumer Acquisition Corp., dated as of August 14, 2009

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL CONSUMER ACQUISITION CORP.
Date: August 14, 2009	By:	/s/ Jason N. Ader
		Name:	Jason N. Ader
		Title:	Chief Executive Officer